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                                                                   Exhibit 10.18


                  2003 MANAGEMENT AND DIRECTORS INCENTIVE PLAN
                                 OF GENTEK INC.

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT (the terms of which are hereby incorporated by reference and made a part of this Agreement) is made by and between GenTek Inc., a Delaware corporation, hereinafter referred to as the "Company," and the employee of the Company, or a Subsidiary of the Company, identified on Exhibit A and hereinafter referred to as "Optionee" and is dated as of the date signed by the Optionee.

         WHEREAS, the Company wishes to afford the Optionee the opportunity to purchase shares of its Stock, no par value; and

         WHEREAS, the Company wishes to carry out the 2003 Management and Directors Incentive Plan of GenTek, Inc. (the "Plan") (the terms of which are hereby incorporated by reference and made a part of this Agreement); and

         WHEREAS, the Committee appointed to administer the Plan has determined that it would be to the advantage and best interest of the Company and its stockholders to grant the Option provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or its Subsidiaries and as an incentive during such service, and has advised the Company thereof and instructed the undersigned officer to issue said Option.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 General. Wherever the following terms are used in this Agreement they shall have the meanings specified below, unless the context clearly indicates otherwise. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan.

         1.2 Exercise Notice. "Exercise Notice" shall mean a written notice to the Company, substantially in the form attached hereto as Exhibit B (or such other form as the Committee shall approve), stating that the Option or a portion of the Option is exercised.

         1.3 Grant Date. "Grant Date" shall mean the date of grant set forth on Exhibit A.

         1.4 Managing Underwriter. "Managing Underwriter" shall have the meaning set forth in Section 5.3.

         1.5 Market Standoff Period. "Market Standoff Period" shall have the meaning set forth in Section 5.3.

         1.6 Retirement. "Retirement" shall mean a termination of employment with the Company by an Optionee who has reached the "normal retirement age" as defined in any




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defined contribution plan maintained by the Company, and in each case as determined by the Committee.

         1.6 Secretary. "Secretary" shall mean the Secretary of the Company.

                                   ARTICLE II

                                 GRANT OF OPTION

         2.1 Grant of Option. In consideration of the Optionee's agreement to remain in the employ of the Company or its Subsidiaries and for other good and valuable consideration, effective as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of the number of shares of Stock set forth on Exhibit A, upon the terms and conditions set forth in this Agreement.

         2.2 Purchase Price. The purchase price of the shares of Stock subject to the Option per share shall be as set forth on Exhibit A hereto, without commission or other charge.

         2.3 Consideration to the Company. In consideration of the granting of the Option by the Company, the Optionee agrees to render faithful and efficient services to the Company or any Subsidiary, with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in the Plan or this Agreement shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee, at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in a written agreement between the Company and the Optionee.

                                   ARTICLE III

                            PERIOD OF EXERCISABILITY

         3.1 Commencement of Exercisability.

         (a) Subject to Sections 3.3 and 5.11, the Option shall become exercisable in such amounts and at such times as are set forth in Exhibit A hereto.

         (b) No portion of the Option which has not become exercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee or as set forth in a written agreement between the Company and the Optionee.

         3.2 Duration of Exercisability. The installments provided for in
Section 3.1(a) and Exhibit A hereto are cumulative. Each such installment which becomes exercisable pursuant to Section 3.1 shall remain exercisable until it becomes unexercisable under Section 3.3.

         3.3 Expiration of Option. The Option may not be exercised to any extent by anyone and will be forfeited and will expire immediately, irrespective of whether any portion of such Option is vested or unvested, upon the first to occur of the following events:


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         (a) The expiration of ten years from the Grant Date;

         (b) The date of the Optionee's Termination of Employment by reason of the Optionee's discharge for Cause or any voluntary Termination of Employment by the Optionee, except a Termination of Employment by reason Optionee's death, Disability or Retirement;

         (c) The expiration of one year following the date of the Optionee's Termination of Service by reason of the Optionee's death or Disability; or

         (d) The expiration of ten years from the Grant Date if Termination of Employment is by reason of Retirement.

                                   ARTICLE IV

                               EXERCISE OF OPTION

         4.1 Person Eligible to Exercise. Except as provided in Sections 5.2(b) and 5.2(c), during the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee's legal representative or legatee designated in accordance with Section 5(b)(v) of the Plan.

         4.2 Partial Exercise. Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section 3.3.

         4.3 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

         (a) An Exercise Notice in writing signed by the Optionee or the other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Committee. Such notice shall be substantially in the form attached as Exhibit B (or such other form as is prescribed by the Committee); and one or more of the following:

                  (i) In cash, by certified or bank check or other instrument acceptable to the Committee;

                  (ii) In the form of shares of Stock that are not then subject to restrictions under any plan and that have been held by the optionee for at least six (6) months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles), if permitted by the Committee in its discretion. Such surrendered shares shall be valued at Fair Market Value on the exercise date; or


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                  (iii) In the sole discretion of the Committee, at any time during which the Stock is traded on a national stock exchange or quotation system, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

                  (b) (i) Full payment (in cash or by check) for the shares with respect to which the Option or portion thereof is exercised, to the extent permitted under applicable laws; or

                      (ii) With the consent of the Committee, such payment may be made, in whole or in part, through the delivery of shares of Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

                      (iii) To the extent permitted under applicable laws, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is made to the Company upon settlement of such sale; or

                      (iv) With the consent of the Committee, any combination of the consideration provided in the foregoing subparagraphs (i), (ii) and
         (iii); and

         (c) A bona fide written representation and agreement, in such form as is prescribed by the Committee, signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that the shares of Stock are being acquired for the Optionee's own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Option or portion thereof will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to ensure the observance and performance of such representation and agreement and to effect compliance with the Securities Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Securities Act, and may issue


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stop-transfer orders covering such shares. Share certificates evidencing Stock issued on exercise of the Option shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Securities Act, and such registration is then effective in respect of such shares; and

         (d) Full payment to the Company (or other employer corporation) of all amounts which, under federal, state or local tax law, it is required to withhold upon exercise of the Option. With the consent of the Committee, (i) shares of Stock owned by the Optionee for at least six months duly endorsed for transfer or (ii) shares of Stock issuable to the Optionee upon exercise of the Option, having a Fair Market Value at the date of Option exercise equal to the statutory minimum sums required to be withheld, may be used to make all or part of such payment; and

         (e) In the event the Option or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

         4.4 Conditions to Issuance of Stock Certificates. The shares of Stock deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of the Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on any stock exchange or national quotation system on which such Stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The receipt by the Company of full payment for such shares, including payment of all amounts which, under federal, state or local tax law, the Company (or other employer corporation) is required to withhold upon exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

         4.5 Rights as Stockholder. The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable


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upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                    ARTICLE V

                                OTHER PROVISIONS

         5.1 Administration. The Committee shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the Option. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan and this Agreement.

         5.2 Option Not Transferable.

         (a) Subject to Section 5.2(b), the Option may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution unless and until the Option has been exercised, or the shares underlying such Option have been issued, and all restrictions applicable to such shares have lapsed. Neither the Option nor any interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

         (b) Notwithstanding any other provision in this Agreement, with the consent of the Committee the Option may be transferred to, and exercised by and paid to certain persons or entities related to the Optionee, including but not limited to members of the Optionee's family, charitable institutes or trusts or other entities whose beneficiaries or beneficiary owners are members of the Optionee's family or to such other persons or entities as may be expressly approved by the Committee (each a "Permitted Transferee"), pursuant to such conditions and procedures as the Committee may require.

         (c) Unless transferred to a Permitted Transferee in accordance with
Section 5.2(b), during the lifetime of the Optionee, only the Optionee may exercise the Option (or any portion thereof). Subject to such conditions and procedures as the Committee may require, a Permitted Transferee may exercise the Option or any portion thereof during the Optionee's lifetime. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option portion becomes unexercisable under Section 3.3, be exercised by the Optionee's beneficiary designated in accordance with Section 5(b)(v) of the Plan. If no beneficiary has been designated or survives the Optionee, the Option may be exercised by the


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person entitled to such exercise pursuant to the Optionee's will or the laws of descent and distribution.

         5.3 Lock-Up Period. The Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Optionee shall not sell or otherwise transfer any shares of Stock or other securities of the Company during such period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company (which period shall not be longer than 180 days) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.

         5.4 Restrictive Legends and Stop-Transfer Orders.

         (a) The share certificate or certificates evidencing the shares of Stock purchased hereunder shall be endorsed with any legends that may be required by state or federal securities laws.

         (b) The Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         (c) The Company shall not be required: (i) to transfer on its books any shares of Stock that have been sold or otherwise transferred in violation of any of the provisions of this Agreement, or (ii) to treat as owner of such shares of Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

         5.5 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary, and any notice to be given to the Optionee shall be addressed to the Optionee at the address given beneath the Optionee's signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to that party. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's designated beneficiary, if any, or the person otherwise entitled to exercise his or her Option pursuant to Section 4.1 by written notice under this Section 5.5. Any notice shall be deemed duly given when sent via email or enclosed in a properly sealed envelope or wrapper addressed as aforesaid and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

         5.6 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.


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         5.7 Construction. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof.

         5.8 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations. Notwithstanding the exercisability of any Option, the Company shall be under no obligation to issue any shares of Stock upon exercise of an Option unless and until the Company has on file with the Securities Exchange Commission an effective registration statement with respect to such shares of Stock or unless some other exemption from the securities laws registration requirements is otherwise available.

         5.9 Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by the Optionee or such other person as may be permitted to exercise the Option pursuant to Section 4.1 and by a duly authorized representative of the Company.



                            (signature page follows)


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         IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                            GENTEK INC.


                                             BY:__________________________
                                                 Robert D. Novo
                                                 Vice President, Human Resources


------------------------------------------
            Optionee Signature

------------------------------------------
                    Date

------------------------------------------
                    Name

------------------------------------------
                  Address

------------------------------------------
             City, State, ZIP

Optionee's Social Security Number or
National ID Number:

------------------------------------------


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                                    EXHIBIT A

                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                 by and between
                                   GenTek Inc.

                  and
                      -----------------------------------------

Optionee's Name:
                                           -------------------------------------

Optionee's Address:
                                           -------------------------------------

                                           -------------------------------------

Optionee's Social Security Number or
National ID Number:
                                           -------------------------------------

Date of Grant:                              March 19, 2004
                                           -------------------------------------

Vesting Commencement Date:                  March 19, 2004
                                           -------------------------------------



         1. Pursuant to Section 2.1 of the Agreement, the Company grants an option to purchase any part or all of an aggregate of __________ shares of Common Stock ("Option Shares") at a price per share of $36.00 upon the terms and conditions set forth in the Agreement.

         2. In accordance with Section 3.1(a) of the Agreement, the Option shall become exercisable in cumulative installments, rounded down to the nearest whole number of shares, as follows:

         (a) One-third of the Option Shares shall vest one year after the Vesting Commencement Date.

         (b) One-third of the Option Shares shall vest two years after the Vesting Commencement Date.

         (c) One-third of the Option Shares shall vest three years after the Vesting Commencement Date.




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                                                                       EXHIBIT A

         (d) Notwithstanding the foregoing, 100% of the Option Shares shall vest upon the earlier of (i) a Change in Control, (ii) the Optionee's death; or (iii) the Optionee's Disability.

         3. Capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

         4. Notwithstanding the foregoing, the Holder recognizes and hereby acknowledges that by virtue of receiving this Award, the Holder is no longer eligible for an enhanced severance payment payable under Section 4.02 of the GenTek, Inc. Key Employee Retention Plan.




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                                    EXHIBIT B

                             FORM OF EXERCISE NOTICE

GenTek Inc.
90 East Halsey Road
Parsippany, NJ 07054

Attention:  Corporate Secretary

                  Re:  Exercise of Stock Option

Ladies and Gentlemen:

         1. Exercise of Option. The undersigned Optionee, _______________________, was granted an option (the "Option") to purchase shares of the Common Stock, with no par value per share ("Common Stock"), of GenTek Inc., a Delaware corporation (the "Company"), effective as of ____________, pursuant to the Stock Option Agreement, dated ________________ (the "Option Agreement"). The undersigned hereby elects to exercise the Option as follows:

         (a) The undersigned hereby elects to exercise the Option as to ___________ shares of the Common Stock, in accordance with
             Section 3.1 of the Option Agreement (the "Shares").

         (b) This date of this exercise is _________ __, ____.

         2. Payment. The undersigned has enclosed herewith __________ (representing full payment for such Shares in accordance with Section 4.3 of the Option Agreement). The undersigned authorizes payroll withholding and otherwise will make adequate provision for the tax withholding obligations of the Company, if any, with respect to such exercise.

         3. Binding Effect. The undersigned agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of the Option Agreement set forth therein, to all of which the undersigned hereby expressly assent. This Agreement shall inure to the benefit of and be binding upon the heirs, executors, administrators, successors and assigns of the undersigned.

         The undersigned understands that she is purchasing the Shares pursuant to the terms of the Option Agreement, a copy of which the undersigned has received and carefully read and understands.

                                                     ---------------------------

Receipt of the above is hereby acknowledged

GENTEK INC.,
a Delaware corporation

By:____________________________

Title:__________________________